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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 3, 2001

                         Commission File Number: 0-20580

                           LIFE MEDICAL SCIENCES, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

              Delaware                                       14-1745197
      -----------------------                         -----------------------
      (State of organization)                             (I.R.S. Employer
                                                        Identification No.)



P.O. Box 219, Little Silver, New Jersey  07739                 07739
----------------------------------------------        -----------------------
(Address of principal executive office)                      (Zip Code)

                                 (732) 494-0444
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 9.  REGULATION FD DISCLOSURE

         Contemporaneous with the filing of this Report, we are delivering the letter attached hereto as Exhibit 99.1 via electronic mail to stockholders, brokers and other groups included on our investor relations list. The filing of this report is not intended to constitute a representation that such filing is required by Regulation FD promulgated under the Securities Act of 1933, as amended.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c) The following Exhibits are filed as part of this Current Report on Form 8-K:

                  99.1     Letter of the Company dated August 2, 2001



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      LIFE MEDICAL SCIENCES, INC.

                                      By: /s/   Robert P. Hickey
                                         --------------------------------------
                                         Robert P. Hickey
                                         Chairman of the Board of Directors,
                                         President and Chief Executive Officer

Dated:  August 3, 2001








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                                  EXHIBIT INDEX

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99.1     Letter of the Company dated August 2, 2001



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